EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 28, 1997 included in Kranzco Realty Trust's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement on Form S-3 dated July 31, 1997.


                                   /s/ Arthur Andersen LLP

Philadelphia, Pa.
  July 29, 1997